Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Health Innovation Equities Fund

(The “Fund”)

Supplement dated October 28, 2022 to the prospectus of the Fund dated April 29, 2022, as supplemented or revised from time to time (the “Prospectus”).

Effective immediately:

1.	The fourth paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is restated in its entirety as follows:

The portfolio managers select companies without being constrained by the Fund’s primary performance benchmark, the MSCI ACWI Index, or by any healthcare-specific index (such as the Fund’s secondary performance benchmark, the MSCI World Health Care Index). Additionally, the geographic selection of countries is not constrained by any of the Fund’s benchmarks. The Fund intends to invest globally, including in emerging markets, though the Fund expects that many of the innovative health-related companies in which it seeks to invest will be located in the United States.

2.	Corresponding language replaces the fourth paragraph of the “Investment Strategies” disclosure relating to the Fund in the “Principal Investment Strategies” heading under “Additional Information about Principal Strategies and Risks” in the Prospectus.

3.	The sixth paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is restated in its entirety as follows:

The intended outcome is a portfolio of between 25 and 50 companies that the portfolio managers believe have the potential to outperform the Fund’s benchmarks over the long term. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook. Consistent with this investment outlook, the portfolio managers seek to identify companies with the potential to sustain financial growth over the long term. When assessing a company’s long-term growth prospects, the portfolio managers consider a range of factors including the environmental, social, and governance characteristics of the company (e.g. their assessment of the company’s impact on society and the environment, purpose, values, business model, culture and operating practices).

4.	Corresponding language replaces the sixth paragraph of the “Investment Strategies” disclosure relating to the Fund in the “Principal Investment Strategies” heading under “Additional Information about Principal Strategies and Risks” in the Prospectus.

5.	The following disclosure is added to the section titled “Additional Performance Information” in the Prospectus:

The MSCI World Health Care Index is designed to capture the large and mid cap segments across 23 developed markets countries. All securities in the index are classified in the Health Care as per the Global Industry Classification Standard.

6.	The table titled “Similar Account Performance for Baillie Gifford Health Innovation Equities Fund” in the section titled “Similar Accounts” in the “Historical Performance Information for Similar Accounts” section of the Prospectus is restated in its entirety as follows:

Composite Performance for Baillie Gifford Health Innovation Equities Fund

Annualized returns for periods ended September 30, 2022:

Period	Health Innovation Composite (net of fees)	MSCI ACWI Index	MSCI World Health Care Index
Since Inception (October 31, 2018)	7.1%	5.8%	8.1%
3 Years	5.9%	4.2%	8.9%
1 Years	-45.5%	-20.3%	-11.1%

Calendar year returns for the periods ended December 31:

Year	Health Innovation Composite (net of fees)	MSCI ACWI Index	MSCI World Health Care Index
2021	-7.8%	19.0%	18.0%
2020	81.4%	16.8%	15.4%
2019	28.0%	27.3%	23.3%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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